UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  February 11, 2003
    (Date of Earliest Event Reported:  February 11, 2003)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------
     On  February 11, 2003, we announced our CEO Transition Plan to announce William A. Wise's retirement by close of 2003. A copy
of our press   release   is  attached  as  Exhibit  99.1 and is
incorporated by herein by reference.


Item 7. Financial Statements, ProForma Financial Information and Exhibits
        -----------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press  Release  dated  February 11, 2003




                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/  D. Dwight Scott
                                  -------------------------
                                   D. Dwight Scott
                              Executive Vice President
                               and Chief Financial Officer
                             (Principal Financial Officer)

Dated:  February 11, 2003

                        EXHIBIT INDEX


     Exhibit
      Number    Description
     -------    -----------
       99.1     Press  Release  dated  February  11, 2003.